UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 7, 2019

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 7.01.  Regulation FD Disclosure

Investor Conferences

The officers of Inogen, Inc. (the “Company”) will participate in the 2019 J.P. Morgan Healthcare Conference in San Francisco, which begins on Monday, January 7, 2019 at 8:00am PT, and the 21st Annual Needham Growth Conference in New York City, which begins on Wednesday, January 16, 2019 at 8:00am ET.  The Company’s officers are scheduled to present at the JP Morgan Healthcare Conference on Wednesday, January 9, 2019, at 3:30pm PT and at the Needham Growth Conference on Wednesday, January 16, 2019 at 2:10pm ET. During the conferences and in separate sessions with analysts and investors, our officers will refer to an updated slide presentation.  A copy of this updated slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Included in this updated slide presentation is an updated inside sales representative headcount of 446 as of December 31, 2018 and certain additional information with respect to the oxygen therapy market.   Interested parties can access the live audio webcast for both of these conference presentations from the Events section of the Investor Relations page on the Company’s website at www.inogen.com.

The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
99.1	Investor Presentation

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  January 7, 2019